Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended December 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$6,046,432
Unrealized Gain (Loss) on Market Value of Commodity Futures	(3,134,928)
Dividend Income	829,867
Interest Income	63,678
ETF Transaction Fees	1,050
Total Income (Loss)	$3,806,099

Expenses
Management Fees	$178,702
Professional Fees	51,150
Brokerage Commissions	12,762
Directors' Fees and insurance	6,394
Other fees	1,382
Total Expenses	$250,390
Net Income (Loss)	$3,555,709

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/22	$271,237,803
Additions (200,000 Shares)	11,078,102
Withdrawals (550,000 Shares)	(30,034,100)
Net Income (Loss)	3,555,709

Net Asset Value End of Month	$255,837,514
Net Asset Value Per Share (4,550,000 Shares)	$56.23

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended December 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(268,801)
Unrealized Gain (Loss) on Market Value of Commodity Futures	3,519,312
Dividend Income	548,274
Interest Income	37,530
ETF Transaction Fees	1,400
Total Income (Loss)	$3,837,715

Expenses
Management Fees	$94,784
Professional Fees	19,930
Brokerage Commissions	3,364
Directors' Fees and insurance	7,306
Other fees	1,382
Total Expenses	$126,766
Net Income (Loss)	$3,710,949

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/22	$169,263,890
Additions (150,000 Shares)	3,515,808
Withdrawals (300,000 Shares)	(6,954,272)
Net Income (Loss)	3,710,949

Net Asset Value End of Month	$169,536,375
Net Asset Value Per Share (7,350,000 Shares)	$23.07

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended December 31, 2022

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$5,777,631
Unrealized Gain (Loss) on Market Value of Commodity Futures	384,384
Dividend Income	1,378,141
Interest Income	101,208
ETF Transaction Fees	2,450
Total Income (Loss)	$7,643,814

Expenses
Management Fees	$273,486
Professional Fees	71,080
Brokerage Commissions	16,126
Directors' Fees and insurance	13,700
Other fees	2,764
Total Expenses	$377,156
Net Income (Loss)	$7,266,658

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/22	$440,501,693
Additions (350,000 Shares)	14,593,910
Withdrawals (850,000 Shares)	(36,988,372)
Net Income (Loss)	7,266,658

Net Asset Value End of Month	$425,373,889

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2022 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596